Exhibit 99.1

Collective Audience Appoints AdTech Executive, Inventor and Venture Investor, Joe Zawadzki, as Chairman

New York, NY, February 8, 2024 – Collective Audience, Inc. (Nasdaq: CAUD), a leading innovator of audience-based performance advertising and media, has appointed industry veteran, Joe Zawadzki, as chairman of its board of directors.

Joe Zawadzki joins Collective Audience Board of Directors as Chairman

Zawadzki is a highly accomplished entrepreneur, operator, and venture investor with more than 25 years of leadership experience across digital advertising and media, technology, corporate governance, M&A and finance.

“Joe is recognized as a founding father and pioneer across many facets of the digital advertising industry,” stated Collective Audience CEO, Peter Bordes. “He has played a crucial role in shaping the evolution of the industry, inventing the demand-side platform category with MediaMath, and now spearheading the reinvention of the media supply chain ‘financial backbone’ with FxM.”

Zawadzki commented: “It is an incredible time of opportunity for the advertising industry. With every company a marketer, and increasingly media companies themselves, advertising has become the underlying engine of the global economy. The opportunities of tomorrow are bigger than any single company can tackle on its own. Our belief is that Collective Audience can simplify a complicated ecosystem and scale needed innovation across it. Through strategic acquisitions and corporate partnerships plus an extended network of talent, the collective can be greater than the sum of the parts. I am excited to be part of this, and excited to bring others to the cause.”

Bordes added: “As a newly traded Nasdaq company, Joe’s appointment as chairman demonstrates our commitment to infusing our senior management and governance teams with the best and brightest leadership the industry has to offer. Joe strengthens the foundation of our board, helping us foster a culture of transparency, accountability, and strategic decision-making for the benefit of our collective stakeholders.”

Since the company’s recently completed merger and rebranding as Collective Audience, it has turned its focus on the rapidly expanding global AdTech market that, according to a report by Allied Market Research, is projected to grow at a CAGR of 14.7% reaching $2.9 trillion by 2031.

Joe Zawadzki Bio

Joe Zawadzki currently serves as general partner at Aperiam, a venture capital and advisory firm focused on the digital transformation of marketing and media. Aperiam’s investment approach spans the full lifecycle, from incubation to growth, with portfolio companies including ID5, TVision Insights, tvScientific, Kevel, Rembrand, and Transmit.live.

He also serves as chairman of FxM, a fintech startup that is revolutionizing how media companies drive financial efficiency through their digital media supply chain, accelerating payment to suppliers, and addressing the hidden estimated 20% “ad financing tax” that drives up costs across the media ecosystem.

Zawadzki other board memberships include serving on the board of directors of MINT, the global leader in Advertising Resource Management (ARM), and on the boards of the MMA and Interactive Advertising Bureau (IAB). He previously served on the board of the Digital & Marketing Association now a part of the Association of National Advertisers (ANA).

Zawadzki founded and served as chairman and CEO of MediaMath, the first demand-side platform that launched the programmatic/addressable era of digital marketing. Prior to MediaMath, he founded and served as chairman and president of [x+1] / Poindexter Systems, where he helped pioneer its digital marketing technology + data science platform supporting Fortune 2000 brands and agencies.

As an angel investor, Zawadzki has invested in more than 70 companies, including MOAT, IAS, Appnexus, Accordant, Beeswax, Credit Karma, Dataminr and mParticle, with a cumulative exit value of more than $10 billion.

He holds an A.B. in English from Harvard University, and served as a teaching fellow at Harvard in cosmology, set theory and the history of science.

About Collective Audience

Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem that will uniquely eliminate many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It will deliver long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision making.

To learn more, visit collectiveaudience.co.

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s customers; Collective Audience’s ability to implement its business strategy; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of Collective Audience’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on Collective Audience and its suppliers and customers; Collective Audience’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:

Ron Both or Grant Stude

CMA Investor Relations
Tel (949) 432-7566
Email contact

Media Contact:

Tim Randall

CMA Media Relations
Tel (949) 432-7572
Email contact

3